UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

SCHEDULE 14A

___________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to 240.14a-12

M3-Brigade Acquisition V Corp.
(Name of Registrant as Specified in Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

The purpose of this supplement (this “Supplement”) to the definitive Proxy Statement of M3-Brigade Acquisition V Corp., Inc. (the “Company”), filed with the Securities and Exchange Commission on May 13, 2026 (the “Proxy Statement”), relating to the Company’s Extraordinary General Meeting of Shareholders to be held on June 15, 2026 (the “Meeting”), is to amend and replace the proxy card included in the Proxy Statement. After filing the Proxy Statement, the Company discovered that, due to an inadvertent error, an incorrect version of the proxy card was filed that incorrectly stated Proposal 3(d) relating to an advisory vote to approve provisions in the Proposed Charter to the Company’s authorized share capital. Proposal 3(d) was correctly described in the Proxy Statement. A copy of the new proxy card is attached to this Supplement. Capitalized terms used, but not defined, in this Supplement shall have the meaning assigned to them in the Proxy Statement.

The error was discovered before the proxy card was mailed to or otherwise distributed to stockholders and before the Company began soliciting stockholders for the Meeting and was corrected prior to mailing. The Proxy Statement itself and the link for voting by internet each correctly describe Proposal 3(d).

There are no changes to the proposals to be acted upon at the Meeting, which are described in the Proxy Statement. Except as amended or supplemented by the information contained in this Supplement, all information set forth in the Proxy Statement continues to apply and should be considered in voting your shares. This Supplement should be read in conjunction with the Proxy Statement. From and after the date of this Supplement, any references to the “Proxy Statement” are to the Proxy Statement as supplemented hereby.

Any completed proxy card submitted by stockholders before the date of this Supplement will be disregarded and stockholders should resubmit their vote using the proxy card attached to this Supplement.

Your vote is important. Please use the new proxy card distributed with this Supplement to vote your shares.

The date of this Supplement to Proxy Statement is May 20, 2026.

PROXY CARD

M3-Brigade Acquisition V Corp.

YOUR VOTE IS IMPORTANT

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
M3-BRIGADE ACQUISITION V CORP.

The undersigned, revoking any previous proxies, hereby acknowledges receipt of the Notice of Extraordinary General Meeting of Shareholders (the “Notice”) and the Proxy Statement/Prospectus (the “Proxy Statement”), and hereby appoints Thomas Fairfield and Paul Kopsky, and each of them independently, with full power of substitution, as proxies to vote the shares that the undersigned is entitled to vote (the “Shares”) at the Extraordinary General Meeting (the “Meeting”) of the shareholders of M3-Brigade Acquisition V Corp., a Cayman Islands exempted company (“M3-Brigade”) to be held at the office of Troutman Pepper Locke LLP, located at 875 Third Ave, 17th Floor, New York, New York 10022 and to be simultaneously held virtually on June 15, 2026 at 11:00 a.m. Eastern Time, accessible at https://www. https://www.cstproxy.com/m3brigadev/2026, or at such other time, on such other date and at such other place to which the meeting may be adjourned or postponed. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the proxy statement/prospectus and in the proxies’ discretion on such other matters as may properly come before the Extraordinary General Meeting or any adjournment or postponement thereof. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the proxy statement/prospectus.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held on June 15, 2026 at 11:00 a.m. Eastern Time:

The Notice and the accompanying proxy statement/prospectus are available at https://www.cstproxy.com/m3brigadev/2026.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED AND DATED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO SPECIFIC DIRECTIONS ARE GIVEN AS TO THE PROPOSALS, AND THIS PROXY IS PROPERLY EXECUTED AND DATED, THIS PROXY WILL BE VOTED “FOR” ALL PROPOSALS, IF PRESENTED.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD AS SOON AS POSSIBLE.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

(Continued and to be marked, dated and signed on reverse side)

PROXY

M3-BRIGADE ACQUISITION V CORP.

M3-BRIGADE ACQUISITION V CORP. - THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS		Please mark vote as indicated in this example	☒

1.      Proposal No. 1 — The Business Combination Proposal — To approve and adopt the Business Combination Agreement, dated July 7, 2025 (as may be further amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), and the transactions contemplated thereby (the “Business Combination”), by and among M3-Brigade, ReserveOne, Pubco, M3-Brigade Merger Sub and Company Merger Sub.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.      Proposal No. 2 — The Merger Proposal — To approve, assuming the Business Combination Proposal is approved and adopted, the M3-Brigade Merger, as contemplated by the Business Combination Agreement, pursuant to which, M3-Brigade will merge with and into M3-Brigade Merger Sub with M3-Brigade continuing as the surviving entity and becoming a wholly-owned subsidiary of Pubco.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.      Advisory Organizational Documents Proposals — To approve on a non-binding advisory basis, the governance provisions contained in the Proposed Charter, that materially affect the rights of the M3-Brigade Shareholders, presented separately in accordance with SEC guidance. This proposal is separated into sub-proposals as described in the following paragraphs (a)–(h):

(a)     Advisory Organizational Documents Proposal A — Removal of directors: a proposal to approve provisions in the Proposed Charter that would allow the removal of directors at any time, but only for cause and only by the affirmative vote of holders of at least two thirds (66 and 2/3%) of the voting power of the then-outstanding voting stock of Pubco entitled to vote at an election of directors;

	FOR ☐	AGAINST ☐	ABSTAIN ☐

(b)    Advisory Organizational Documents Proposal B — Right to call a special meeting: a proposal to approve provisions in the Proposed Charter that would allow, subject to the special rights of holders of one or more series of Pubco Preferred Stock, special meetings of stockholders of Pubco to be called, for any purpose or purposes, at any time only by or at the direction of the Pubco Board, the Chairperson of the Pubco Board, the Chief Executive Officer or President, and not by any other person or persons;

	FOR ☐	AGAINST ☐	ABSTAIN ☐

(c)     Advisory Organizational Documents Proposal C — Removal of certain M3-Brigade Charter provisions: a proposal to approve provisions in the Proposed Charter providing that the following provisions in the Proposed Charter may be amended, altered, repealed or rescinded, in whole or in part, or any provision inconsistent therewith may be adopted, only by the affirmative vote of the holders of at least 66 and 2/3% of the total voting power of all the then outstanding shares of stock of Pubco entitled to vote thereon, voting together as a single class: Article IV, Article V, Article VI, Article VII, Article VIII, Article IX, Article X, Article XI and Article XII;

	FOR ☐	AGAINST ☐	ABSTAIN ☐

(d)    Advisory Organizational Documents Proposal D — Change in authorized share capital: a proposal to approve provisions in the Proposed Charter setting forth that the total number of authorized shares of all classes of stock will be 2,000,000,000 shares, consisting of (i) 1,000,000,000 shares of Pubco Class A Common Stock, (ii) 500,000,000 shares of Pubco Class B Common Stock and (iii) 500,000,000 shares of Pubco Preferred Stock;

	FOR ☐	AGAINST ☐	ABSTAIN ☐

(e)     Advisory Organizational Documents Proposal E — Super-voting rights: a proposal to provisions to be included in the Proposed Charter providing that each holder of (i) Pubco Class A Common Stock will be entitled to one vote for each share of Pubco Class A Common Stock held of record by such holder on all matters on which stockholders are entitled to vote generally and (ii) Pubco Class B Common Stock will be entitled to ten votes for each share of Pubco Class B Common Stock held of record by such holder on all matters on which stockholders are entitled to vote generally;

FOR ☐	AGAINST ☐	ABSTAIN ☐

(f)     Advisory Organizational Documents Proposal F — Exclusive forum: a proposal to approve provisions to be included in the Proposed Charter providing that, unless Pubco consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, in the event that the Court of Chancery of the State of Delaware lacks jurisdiction, the federal district court for the District of Delaware or other state courts of the State of Delaware) will, to the fullest extent permitted by applicable law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of Pubco; (ii) any action, suit or proceeding asserting a claim of breach of a fiduciary duty owed by any director, officer or stockholder of Pubco to Pubco or to Pubco’s stockholders; (iii) any action, suit or proceeding arising pursuant to any provision of the DGCL or the Proposed Bylaws or the Proposed Charter (as either may be amended from time to time); and/or (iv) any action, suit or proceeding asserting a claim against Pubco governed by the internal affairs doctrine. Subject to the foregoing, the federal district courts of the United States will be the exclusive forum for the resolution of any complaint asserting a cause of action under the Securities Act.

FOR ☐	AGAINST ☐	ABSTAIN ☐

4.      Adjournment Proposal — If put to the M3-Brigade Shareholders for a vote, a proposal to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary or desirable, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal or the Merger Proposal (together, the “Condition Precedent Proposals”), or if M3-Brigade otherwise determines that an adjournment is necessary or appropriate in connection with the Condition Precedent Proposals.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Signature	Date

Signature (if jointly held)	Date

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person or authorized entity.